UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Center Drive, Suite 200

Park City, Utah 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange
Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Item 8.01 Other Events.

On September 9, 2021, Alan Gold, Innovative Industrial Properties, Inc.’s (the “Company”) Executive Chairman, entered into a pre-arranged trading plan (the “Plan”) to sell a portion of his holdings in the Company’s 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), as a part of his personal long-term strategy for asset diversification.

The Plan was designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Using these types of plans, insiders can gradually diversify their investment portfolios and spread stock trades out over an extended period of time, while complying with insider trading laws. Under the Plan, Mr. Gold may sell up to 24,000 shares of the Company’s Series A Preferred Stock.

Sales of these shares of Series A Preferred Stock by Mr. Gold may begin as early as November 10, 2021, and will terminate no later than September 9, 2022, unless terminated sooner in accordance with the Plan’s terms. All sales of shares under the Plan are subject to certain minimum price conditions and maximum sale volume limitations. Under the terms of the Plan, Mr. Gold will have no discretion or control over the timing or effectuation of any transactions in the Company’s Series A Preferred Stock pursuant to the Plan.

Transactions under the Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Similar trading plans may be adopted by the Company’s officers or directors in the future. The Company does not undertake to report trading plans that may be adopted by any of its officers or directors in the future, or to report any modifications or termination of any publicly announced plan, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Catherine Hastings
	Name:	Catherine Hastings
	Title:	Chief Financial Officer and Treasurer